

                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                        DESIGNATED SERVICER
                                                      SERVICER'S CERTIFICATE

                                                         1997-2 SUB-POOL 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
                                           LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB-POOL 1 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
  1 Total Actual Principal Collections                                     923,988.38
  2 Total Actual Interest Collections                                      220,225.57
  3 Less: Service Fees Previously Remitted                                  12,048.02
  4 Additional Proceeds                                                          0.00
                                                                         ------------
  5   Total Collections:                                                 1,132,165.93

    Pre-Funding Account Transfer                                                 0.00
  7 Interest Coverage Account Transfer                                     379,687.13
                                                                         ------------
  8   Aggregate Amount Received:                                         1,511,853.06

    MONTHLY ADVANCES
    ----------------
  9 Delinquent Interest                                                    642,513.79
 10 Compensating Interest                                                    2,564.72
 11 Cross Collateral Deposit                                                     0.00
 12 Reserve Withdrawal per Sec. 6.14c                                            0.00
                                                                         ------------
 13   Available Remittance Amount:                                       2,156,931.57

    FEES
    ----
 14 Expense Account Deposit:                                                 3,338.05
                                                                         ------------
 15   Adjusted Remittance Amount:                                        2,153,593.52

    REMAINING AMOUNT AVAILABLE:
    ---------------------------
 16   Adjusted Remittance Amount                                         2,153,593.52
 17   Insured Payments                                                           0.00
 18   Supplemental Interest Due                                                  0.00
 19   Insurance Account Deposit @ 13 bp
         the Ending Principal Balance                                       14,464.88
 20   Cross Collateral Withdrawal                                                0.00
 21   Class Remittance Amounts                                           2,139,128.64
 22   Supplemental Interest not Previously
          Reimbursed                                                             0.00
 23   Non-Recoverable Advances not
         Previously Reimbursed                                                   0.00
                                                                         ------------
 24 Total Remaining Amount Available:                                            0.00
                                                                         ============
    Amount of Reimbursements Pursuant to Sec. 5.04
 25   Servicing Fee                                                              0.00
 26   Monthly Advances and Servicer Advances                                     0.00
 27   Other Mortgage Payments                                                    0.00
 28   Interest Earned on P&I Deposits                                            0.00
 29   Additional Servicing Compensation                                          0.00
====================================================================================================================================




                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                        DESIGNATED SERVICER
                                                      SERVICER'S CERTIFICATE

                                                         1997-2 SUB-POOL 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
                                           LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB-POOL 1 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
                                                           TOTAL           CLASS A-1        CLASS A-2        CLASS A-3
                                                      --------------     -------------    -------------    -------------
 30 Loans Outstanding - BOM                                     1674
 31 Opening Loan Balance                               94,729,249.31     35,625,326.78    10,124,599.82    16,897,607.98
 32 Pre-Funding Account Balance                        40,937,753.72     15,395,676.25     4,375,400.18     7,302,392.02
 33 Initial Overcollateralization                       1,221,003.03      1,221,003.03             0.00             0.00
 34 Realized Losses, LTD                                        0.00                               0.00             0.00
 35 Carryforward Amount                                         0.00              0.00             0.00             0.00
                                                      --------------     -------------    -------------    -------------
 36 Total Class Principal Balance                     134,446,000.00     49,800,000.00    14,500,000.00    24,200,000.00
 37      Pool Factor per Loan Balance                     70.4589570%       26.4978704%       7.5306070%      12.5683233%
 38      Pool Factor per Class Balance                   100.0000000%       37.0408937%      10.7849992%      17.9997917%

 39 Excess Spread                                               0.00
 40 Cross Collateral Withdrawal                                 0.00
 41 Cross Collateral Deposit                                    0.00              0.00
 42 Additional Principal due Class A                      489,578.49        489,578.49
 43 Interest Remittance @ Pass-Through Rates              725,561.77        241,011.25        80,595.83       136,326.67
 44 Supplemental Interest Remittance                            0.00              0.00             0.00             0.00

    PRINCIPAL ADDITIONS:
    --------------------
 45      Number of loans                                        252
 46      Transfers from Pre-Funding Account           13,084,214.99      4,920,649.51     1,398,432.29     2,333,935.27

    PRINCIPAL REDUCTIONS:
    ---------------------
 47      Class 1A-5 Lockout Remittance                         0.00
 48      Prepayments - Number                                    10                10
 49      Prepayments - Dollar                            775,585.26        775,585.26             0.00             0.00
 50      Net Liquidation Proceeds                              0.00              0.00             0.00             0.00
 51      Curtailments                                    14, 219.25         14,219.25             0.00             0.00
 52      Normal and Excess Payments                      134,183.87        134,183.87             0.00             0.00
 53      Pre-Funding Account Transfer                          0.00              0.00             0.00             0.00
                                                     --------------     -------------    -------------    -------------
 54 Total Principal Remittance                           923,988.38        923,988.38             0.00             0.00
 55 Additional Principal Reduction                       489,578.49        489,578.49             0.00             0.00
                                                     --------------     -------------    -------------    -------------
 56 Total Remittance                                   2,139,128.64      1,654,578.12        80,595.83       136,326.67
                                                     ==============     =============    =============    =============

 57 Current Month Realized Loss - Number                           0                 0
 58 Current Month Realized Loss - Dollar                        0.00              0.00

    CLASS PRINCIPAL BALANCE - EOM
    -----------------------------
 59 Loans Outstanding - EOM                                     1916
 60 Closing Loan Balance                              106,889,475.92     39,621,987.91    11,523,032.11    19,231,543.25
 61 Pre-Funding Account Balance                        27,853,538.73     10,475,026.74     2,976,967.89     4,968,456.75
 62 Additional Principal Reduction, LTD                 1,710,581.52      1,710,581.52             0.00             0.00
 63 Realized losses, LTD                                        0.00              0.00             0.00             0.00
                                                      --------------     -------------    -------------    -------------
 64 Total Class Principal Balance                     133,032,433.13     48,386,433.13    14,500,000.00    24,200,000.00
 65      Pool Factor per Loan Balance                     79.5036490%       29.4705591%       8.5707512%      14.3042882%
 66      Pool Factor per Class Balance                    98.9485988%       35.9894925%      10.7849992%      17.9997917%
====================================================================================================================================


====================================================================================================================================
                                                         CLASS A4         CLASS A-5         CLASS R
                                                     --------------     -------------    -------------
 30 Loans Outstanding - BOM
 31 Opening Loan Balance                               9,077,227.43    23,004,487.30
 32 Pre-Funding Account Balance                        3,922,772.57     9,941,512.70
 33 Initial Overcollateralization                              0.00             0.00
 34 Realized Losses, LTD                                       0.00             0.00
 35 Carryforward Amount                                        0.00             0.00
                                                      -------------    -------------
 36 Total Class Principal Balance                     13,000,000.00    32,946,000.00
 37      Pool Factor per Loan Balance                     6.7515786%      17.1105777%
 38      Pool Factor per Class Balance                    9.6693096%      24.5050057%

 39 Excess Spread                                                                               0.00
 40 Cross Collateral Withdrawal                                                                 0.00
 41 Cross Collateral Deposit
 42 Additional Principal due Class A
 43 Interest Remittance @ Pass-Through Rates              76,266.67       191,361.35
 44 Supplemental Interest Remittance                           0.00             0.00

    PRINCIPAL ADDITIONS:
    --------------------
 45      Number of loans
 46      Transfers from Pre-Funding Account           1,253,766.88     3,177,431.04

    PRINCIPAL REDUCTIONS:
    ---------------------
 47      Class 1A-5 Lockout Remittance                                         0.00
 48      Prepayments - Number
 49      Prepayments - Dollar                                 0.00             0.00
 50      Net Liquidation Proceeds                             0.00             0.00
 51      Curtailments                                         0.00             0.00
 52      Normal and Excess Payments                           0.00             0.00
 53      Pre-Funding Account Transfer                         0.00             0.00
                                                     -------------    -------------
 54 Total Principal Remittance                                0.00             0.00
 55 Additional Principal Reduction                            0.00             0.00
                                                     -------------    -------------
 56 Total Remittance                                     76,266.67       191,361.35             0.00
                                                     =============    =============             ====

 57 Current Month Realized Loss - Number
 58 Current Month Realized Loss - Dollar

    CLASS PRINCIPAL BALANCE - EOM
    -----------------------------
 59 Loans Outstanding - EOM
 60 Closing Loan Balance                              10,330,994.31    26,181,918.34
 61 Pre-Funding Account Balance                        2,669,005.69     6,764,081.66
 62 Additional Principal Reduction, LTD                        0.00             0.00
 63 Realized losses, LTD                                       0.00             0.00
                                                      -------------    -------------
 64 Total Class Principal Balance                     13,000,000.00    32,946,000.00
 65      Pool Factor per Loan Balance                     7.6841217%      19.4739288%
 66      Pool Factor per Class Balance                    9.6693096%      24.5050057%
====================================================================================================================================




                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                        DESIGNATED SERVICER
                                                      SERVICER'S CERTIFICATE

                                                         1997-2 SUB-POOL 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
                                           LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB-POOL 1 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
                                                TOTAL        CLASS A-1      CLASS A-2      CLASS A-3      CLASS A4      CLASS A-5
                                            -------------  -------------  -------------  -------------   ------------  -------------

 67 Weighted Note Rate - THIS Remittance      11.88134%
 68 Weighted Note Rate - NEXT Remittance      11.88134%

 69 Related Remittance Period for
      Libor Rate                               25-Jun-97        thru        24-Jul-97
 70 Days in Related Period                       30

 71 Pass-Through Rates                                       5.80750%         6.67%          6.76%          7.04%          6.97%

 72 Weighted Average Remaining Term            211.50

 73 Original Pool - Principal Balance       94,729,249.31  35,625,326.78  10,124,599.82  16,897,607.98   9,077,227.43  23,004,487.30
 74 Original Pool - Pre-Funding Account     40,937,753.72  15,395,676.25   4,375,400.18   7,302,392.02   3,922,772.57   9,941,512.70
 75 Original Pool - Additional Principal
      Reduction                              1,221,003.03   1,221,003.03           0.00           0.00           0.00           0.00
                                           --------------  -------------  -------------  -------------   ------------  -------------
 76 Original Pool Total                    134,446,000.00  49,800,000.00  14,500,000.00  24,200,000.00  13,000,000.00  32,946,000.00
 77 Original Pool - Number of Loans             1674

------------------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
    --------------------------------------------

                                            Beg. of Month    Current Month  End of Month
                                            -------------    -------------  ------------

 78 Additional Principal Reduction, LTD              0.00     489,578.49     489,578.49
 79 Cross Collateral Deposits                        0.00           0.00           0.00
 80 Less:  Realized Losses, LTD                      0.00           0.00           0.00
                                            -------------  -------------  -------------
 81 Overcollateralization of Principal               0.00     489,578.49     489,578.49
                                            =============  =============  =============

 82 Base Overcollateralization Required                                    7,800,852.67
 83 Required Overcollateralization Amount                                  7,800,852.67

    CURRENT MONTH SUBORDINATED AMOUNT        Beg. of Month   Current Month  End of Month
    ---------------------------------        -------------   -------------  ------------
 84 Original Subordinated Amount            16,890,541.87      N/A        16,890,541.87
 85 Less: Cumulative Realized Losses                 0.00           0.00           0.00
 86 Plus: Cumulative Additional Proceeds             0.00           0.00           0.00
                                            -------------  -------------  -------------
 87 Current Subordinated Amount             16,890,541.87                 16,890,541.87
                                            =============                 =============

    NONRECOVERABLE ADVANCE RECONCILIATION
    -------------------------------------
 88 Beginning of Month                                              0.00
 89 Current Month Unpaid Nonrecoverable
      Advance                                                       0.00
 90 Less: Current Month Reimbursement                               0.00
                                                           -------------
 91 End of Month                                                    0.00
====================================================================================================================================



                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                        DESIGNATED SERVICER
                                                      SERVICER'S CERTIFICATE

                                                         1997-2 SUB-POOL 1

                 IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
                                           LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB-POOL 1 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
                                                             CLASS           CLASS           CLASS          CLASS          CLASS
                                             TOTAL             A1              A2              A3             A4             A5
                                       ---------------  --------------  --------------  -------------- -------------- --------------
 92 Total Class Principal - Original
      Pool                             $134,446,000.00  $49,800,000.00  $14,500,000.00  $24,200,000.00 $13,000,000.00 $32,946,000.00
 93 Interest Remittance Amount              725,561.77      241,011.25       80,595.83      136,326.67      76,266.67     191,361.35
 94 Interest Rate Factor/1000                 5.396678        4.839583        5.558333        5.633333       5.866667       5.808333

 95 Total Principal Collections             923,988.38      923,988.38            0.00            0.00           0.00           0.00
 96 Prefunding Account Excess                     0.00            0.00            0.00            0.00           0.00           0.00
 97 Additional Principal Reduction          489,578.49      489,578.49            0.00            0.00           0.00           0.00
                                       ---------------  --------------  --------------  -------------- -------------- --------------
 98 Principal Remittance Amount           1,413,566.87    1,413,566.87            0.00            0.00           0.00           0.00
 99 Principal Payment Factor/1000            10.514012       28.384877        0.000000        0.000000       0.000000       0.000000
100 Current Month Ending Principal
      Factor                                989.485988      971.615123        1,000.00        1,000.00       1,000.00       1,000.00
====================================================================================================================================



                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE
                                                         1997-2 SUB POOL 2

                  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
              AND THE INSURANCE AGREEMENT DATED AS OF DECEMBER 19, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB POOL 2 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                    PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
  1 Total Actual Principal Collections                                     1,034,937.05
  2 Total Actual Interest Collections                                        192,635.72
  3 Less: Service Fees Previously Remitted                                    11,675.77
  4 Additional Proceeds                                                            0.00
                                                                           ------------
  5   Total Collections:                                                   1,215,897.00
  6 Pre-Funding Account Transfer                                                   0.00
  7 Interest Coverage Account Transfer                                       431,095.20
                                                                           ------------
  8 Aggregate Amount Received:                                             1,646,992.20

    Monthly Advance
  9   Delinquent Interest                                                    760,404.19
 10   Compensating Interest                                                    2,788.30
 11   Amounts Held for Future Distributions                                        0.00
 13 Reserve Withdrawal Per Sec. 6.08 VII                                           0.00
                                                                           ------------
 14 Available Remittance Amount:                                           2,410,184.69

 15   Less: Expense Account Deposit                                            4,162.98
 16   Cross Collateral Deposit                                                     0.00
                                                                           ------------
 17 Adjusted Remittance Amount:                                            2,406,021.71

    Remaining Amount Available:

 18   Adjusted Remittance Amount                                           2,406,021.71
 19   Insured Payments                                                             0.00
 20   Supplemental Interest Due                                                    0.00
 21   Insurance Account Deposit @ 13bp
        the Ending Class Principal Balance                                    18,039.57
 22   Class Remittance Amounts                                             2,387,982.14
 23   Cross Collateral Withdrawal                                                  0.00
 24   Supplemental Interest not Previously Reimbursed                              0.00
 25   Non-Recoverable Advances not
        Previously Reimbursed                                                      0.00
                                                                           ------------
 26 Total Remaining Amount Available:                                              0.00
                                                                           ============
    Amount of Reimbursements Pursuant to Sec. 5.04

 27   Servicing Fee                                                                0.00
 28   Monthly Advances and Servicer Advances                                       0.00
 29   Other Mortgage Payments                                                      0.00
 30   Interest Earned on P&I Deposits                                              0.00
 31   Additional Servicing Compensation                                            0.00
====================================================================================================================================



                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE
                                                         1997-2 SUB POOL 2

                  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
              AND THE INSURANCE AGREEMENT DATED AS OF DECEMBER 19, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB POOL 2 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                    PERIOD ENDED: JULY 1, 1997
====================================================================================================================================

                                                                              TOTAL            CLASS 2-A              CLASS R
                                                                         --------------      --------------        --------------
 32     Number of Loans                                                            1002
 33 Original Principal Balance                                           119,164,842.18      119,164,842.18
 34 Original Pre-Funding Account Balance                                  52,861,851.87       52,861,851.87
 35 Initial Overcollateralization                                          4,472,694.05        4,472,694.05
 36 Realized Losses, LTD                                                           0.00                0.00
 37 Carryforward Amount                                                            0.00                0.00
                                                                         --------------      --------------
 38 Opening Class Principal Balance                                      167,554,000.00      167,554,000.00
 39     Pool Factor per Loan Balance                                         71.1202610%         71.1202610%
 40     Pool Factor per Class Balance                                       100.0000000%        100.0000000%
 41 Excess Spread                                                                  0.00                                 0.00
 42 Additional Principal due Class A                                         525,398.14          525,398.14
 43 Cross Collateral Deposit                                                       0.00                0.00
 44 Cross Collateral Withdrawal                                                    0.00                                 0.00
 45 Interest Remittance                                                      827,646.95          827,646.95
 46 Supplemental Interest Remittance                                               0.00                0.00

    PRINCIPAL ADDITIONS:
    --------------------
 47     Number of Loans                                                             164
 48     Transfers from Pre-Funding Account                                20,432,638.21       20,432,638.21

    PRINCIPAL REDUCTIONS:
    ---------------------
 49     Prepayments - Number                                                         10                  10
 50     Prepayments - Dollar                                                 876,257.26          876,257.26
 51     Net Liquidation Proceeds                                                   0.00                0.00
 52     Curtailments                                                         104,224.63          104,224.63
 53     Normal and Excess Payments                                            54,455.16           54,455.16
 54     Pre-Funding Account Transfer                                               0.00                0.00
                                                                         --------------      --------------
 55 Total Principal Remittance                                             1,034,937.05        1,034,937.05
 56 Additional Principal Reduction                                           525,398.14          525,398.14
                                                                         --------------      --------------
 57 Total Remittance                                                       2,387,982.14        2,387,982.14             0.00
                                                                         ==============      ==============             ====
 58 Carryforward Amount                                                            0.00
 59 Current Month Realized Loss - Number                                              0                   0
 60 Current Month Realized Loss - Dollar                                           0.00                0.00

    CLASS PRINCIPAL BALANCE - EOM
    -----------------------------
 61     Number of Loans                                            #               1156
 62 Closing Loan Balance                                                 138,562,543.34      138,562,543.34
 63 Pre-Funding Account Balance                                           32,429,213.66       32,429,213.66
 64 Additional Principal Reduction, LTD                                    4,998,092.19        4,998,092.19
 65 Realized Losses, LTD                                                           0.00                0.00
 66 Carryforward Amount                                                            0.00                0.00
                                                                         --------------      --------------
 67 Closing Class Principal Balance                                      165,993,664.81      165,993,664.81
 68     Pool Factor per Loan Balance                                         82.6972459%         82.6972459%
 69     Pool Factor per Class Balance                                        99.0687568%         99.0687568%
====================================================================================================================================



                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE
                                                         1997-2 SUB POOL 2

                  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
              AND THE INSURANCE AGREEMENT DATED AS OF DECEMBER 19, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB POOL 2 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                    PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
                                                                             TOTAL              CLASS A1
                                                                         --------------      --------------
 70 Weighted Note Rate - This Remittance:                                  10.72419%
 71 Weighted Note Rate - Next Remittance:                                  10.72419%

 72 Pass-Through Rate:                                                      5.92750%           5.92750%

 73 Related Remittance Period:                                             25-Jun-97             thru              24-Jul-97
 74 Days in Related Period:                                                    30

 75 Weighted Average Remaining Term                                          357.40

 76 Original Pool - Principal Balance                                    119,164,842.18      119,164,842.18
 77 Original Pool - Pre-Funding Account Balance                           52,861,851.87       52,861,851.87
 78 Original Pool - Initial Overcollateralization                          4,472,694.05        4,472,694.05
                                                                         --------------      --------------
 79 Original Pool - Class Principal Balance                              167,554,000.00      167,554,000.00
 80 Original Pool - Number of Loans                                                1002

------------------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
    --------------------------------------------
                                                                     Beginning of Month      Current Month        End of Month
                                                                     ------------------      --------------      --------------
 81 Initial Overcollateralization                                                  0.00          525,398.14          525,398.14
 82 Cross Collateral Deposits, LTD                                                 0.00                0.00                0.00
 83 Less:  Realized Losses, LTD                                                    0.00                0.00                0.00
                                                                          -------------      --------------       -------------
 84 Overcollateralization of Principal                                             0.00          525,398.14          525,398.14
                                                                          =============      ==============       =============
 85 Base Overcollateralization Requirement                                                                         7,913,228.20
 86 Required Overcollateralization                                                                                 7,913,228.20

    CURRENT MONTH SUBORDINATED AMOUNT                                  Beginning of Month     Current Month       End of Month
    ---------------------------------                                  ------------------     -------------       -------------
 87 Original Subordinated Amount                                          17,804,763.45          N/A              17,804,763.45
 88 Less: Cumulative Realized Losses                                               0.00                0.00                0.00
 89 Plus: Cumulative Additional Proceeds                                           0.00                0.00                0.00
                                                                          -------------      --------------       -------------
 90 Current Subordinated Amount                                           17,804,763.45                           17,804,763.45
                                                                          =============                           =============
    NONRECOVERABLE ADVANCE RECONCILIATION
    -------------------------------------
 91 Beginning of Month                                                             0.00
 92 Current Month Nonrecoverable Advance                                           0.00
 93 Less: Current Month Reimbursment                                               0.00
                                                                          -------------
 94 End of Month                                                                   0.00
                                                                          =============
====================================================================================================================================




                                                     ALLIANCE FUNDING COMPANY
                                    BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                        DESIGNATED SERVICER
                                                       SERVICERS CERTIFICATE
                                                         1997-2 SUB POOL 2

                  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF JUNE 1, 1997
              AND THE INSURANCE AGREEMENT DATED AS OF DECEMBER 19, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1997-2 SUB POOL 2 FOR JULY 25, 1997, THE REMITTANCE DATE.

                                                    PERIOD ENDED: JULY 1, 1997
====================================================================================================================================
                                                                                                 Class
                                                                                                   A1
                                                                        ---------------     ---------------
 95 Total Class Principal - Original Pool                               $167,554,000.00     $167,554,000.00
 96 Interest Remittance Amount                                               827,646.95          827,646.95
 97 Interest Rate Factor/1000                                                  4.939583            4.939583

 98 Total Principal Collections                                            1,034,937.05        1,034,937.05
 99 Prefunding Account Transfer                                                    0.00                0.00
100 Additional Principal Reduction                                           525,398.14          525,398.14
                                                                        ---------------     ---------------
101 Principal Remittance Amount                                            1,560,335.19        1,560,335.19
102 Principal Payment Factor/1000                                              9.312432            9.312432
103 Principal Factor                                                         990.687568          990.687568
====================================================================================================================================

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